UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

CAPRI HOLDINGS LTD

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-35368	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Kingsway

London, United Kingdom

WC2B 6UF

(Address of principal executive offices)

44 207 632 8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Capri Holdings Limited (the “Company”) held on September 23, 2020, shareholders were asked to vote with respect to the four proposals listed below. A total of 124,759,061 ordinary shares were present at the meeting (representing 83.00% of the total shares outstanding on the record date), and the votes were cast as follows:

Proposal No. 1 (Election of Directors) – The appointment of three Class III directors to serve until the 2023 annual meeting of shareholders and until the election and qualification of their respective successors in office was approved by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John D. Idol	116,496,004	111,596,152	4,635,773	264,079	8,263,057
Robin Freestone	116,496,004	113,668,423	2,356,198	471,383	8,263,057
Ann Korologos	116,496,004	112,768,642	3,256,546	470,816	8,263,057

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) – The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2021 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,759,061	124,279,526	390,508	89,027	0

Proposal No. 3 (Say on Pay) – The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
116,496,004	97,613,752	18,394,354	487,898	8,263,057

Proposal No. 4 (Amended Incentive Plan) – The Amended Incentive Plan was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
116,496,004	112,765,569	3,664,089	66,346	8,263,057

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description

10.1	Capri Holdings Limited Second Amended and Restated Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on July 22, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED

Date: September 25, 2020	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Senior Vice President, General Counsel and Chief Sustainability Officer